SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




         Date of Report (Date of earliest event reported) August 2, 2002

                          THE SPORTS CLUB COMPANY, INC.


                           Delaware 1-13290 95-4479735
    (State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation) Identification No.)

                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
               (address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable






                           Index of Exhibits on Page 2

                                   Page 1 of 2

Item 5.           Other Events

     On August 2, 2002, the Company's stockholders elected Charles A. Norris as a member of the Board. Mr. Norris replaces Mr. Dennison Veru who did not stand for reelection.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

99.1          Company Press Release dated August 8, 2002.

                                                               Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                                  THE SPORTS CLUB COMPANY, INC.



                                                    By:     /s/ Timothy O'Brien
                                                         Timothy O'Brien
                                                         Chief Financial Officer

                                                         August 9, 2002

                                  EXHIBIT 99.1


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                                  NEWS RELEASE

                  For Immediate Release Contact: REX LICKLIDER
                           Co-Chief Executive Officer
                                 (310) 479-5200


                          CHARLES A. NORRIS ELECTED TO
                          THE SPORTS CLUB COMPANY, INC.
                               BOARD OF DIRECTORS

LOS ANGELES, CA (August 8, 2002) -- The Sports Club Company, Inc. (AMEX:SCY) today announced that Charles A. Norris, Chairman of the Board of Directors of Glacier Water Services, Inc. and Day Runner, Inc., a personal organizer and planner company, has been elected to The Sports Club Company's Board of Directors.

"We are please to have Mr. Norris join our Board. He has over thirty years of exceptional business experience and the knowledge he has gained while leading several outstanding companies will well serve the Company and its stockholders. I look forward to his contributions," said Mr. Rex A. Licklider, Vice Chairman and Co-Chief Executive Officer of The Sports Club Company.

Mr. Norris is the retired President of McKesson Water Products Company, a bottled water company, where he served as President from 1990 until he retired in October 2000. Between 1973 and 1985, Mr. Norris held various operational executive positions with Nestle in both Switzerland and the United States. Mr. Norris was previously a Director and served a one-year term as President of the International Bottled Water Association. He also was a Trustee of the Drinking Water Research Foundation. Mr. Norris graduated from the University of Rochester and earned a Masters in Business Administration from Northeastern University. He currently is a Director of the Wrigley Institute of Environmental Studies.

The election of Mr. Norris to the Board follows Kayne Anderson Capital Advisors, L.P.'s recent purchase of shares of the Company's Series B Convertible Preferred Stock. As part of that transaction, and pursuant to certain conditions, Kayne Anderson has the right to designate a board member. Mr. Norris serves as the Kayne Anderson designee.

The Sports Club Company, based in Los Angeles, California, currently owns and operates eight luxury sports and fitness complexes nationwide, including its flagship property The Sports Club/LA-Los Angeles.

                                       ###